Exhibit 10.44

                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of June 30, 2000 by and between POORE BROTHERS, INC., a Delaware corporation ("PBI"), POORE BROTHERS ARIZONA, INC., an Arizona corporation ("PBAI"), POORE BROTHERS DISTRIBUTING, INC., an Arizona corporation ("PBDI"), TEJAS PB DISTRIBUTING, INC., an Arizona corporation ("TEJAS"), WABASH FOODS, LLC, a Delaware limited liability company ("WABASH"), BOULDER NATURAL FOODS, INC., an Arizona corporation ("BOULDER"), and BN FOODS, INC., a Colorado corporation ("BNF") (PBI, PBAI, PBDI, Tejas, Wabash, Boulder and BNF each a "BORROWER" and collectively the "BORROWER" or the "BORROWERS"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, successor in interest to U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation (the "LENDER").

                                    RECITALS:

     A. PBI, PBAI, PBDI, Tejas, Wabash and the Lender entered into a certain Credit Agreement dated as of October 3, 1999 (the "CREDIT AGREEMENT"). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

     B. Boulder became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 7, 2000 by and between Boulder, Lender, PBI, PBAI, PBDI, Tejas and Wabash.

     C. BNF became a party to, and a "Borrower" under, the Credit Agreement pursuant to the terms and conditions of that certain Joinder Agreement dated as of June 30, 2000 by and between BNF, Lender, PBI, PBAI, PBDI, Tejas, Wabash and Boulder.

     D. The Borrowers  have  requested the Lender to amend the Credit  Agreement
(i) to convert into a new term loan a portion of the fees owed by the Borrowers to the Lender under the Credit Agreement, and (ii) to document the extension of a new term loan by the Lender to the Borrowers. The Lender has agreed to do so upon the terms and subject to the conditions herein set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DELIVERY OF DOCUMENTS. At or prior to the execution of this Amendment, Borrowers shall have delivered or caused to be delivered to the Lender the following documents each dated such date and in form and substance satisfactory to the Lender and duly executed by all appropriate parties:

     (a) This Amendment.

     (b) Term Note C (defined below).

     (c) Term Note D (defined below).

     (d) Payment of $200,000 to the Lender as partial payment of the Wabash Sale Fee.

     (e) Acknowledgment and Consent of Subordinated Lender from Renaissance Capital Growth and Income Fund III, Inc. and Wells Fargo Small Business Investment Company, Inc. in the form attached hereto.

     (f) Such other documents or instruments as the Lender may reasonably require, including, without limitation, any financing statements, notices or other instruments, required by Lender to evidence or perfect more effectively the security interest of Lender in the Collateral (as that term is defined in the Security Agreement).

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     2. AMENDMENTS.

     Section 2.1. DEFINED TERMS.

     (a) The following definitions are hereby added to Section 1.1 of the Credit
Agreement:

     "TERM LOAN C": As defined in Section 2.1(d).

     "TERM LOAN D": As defined in Section 2.1(e).

     "TERM LOAN C COMMITMENT": The obligation of the Lender to make a term loan to the Borrower in the Term Loan C Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

     "TERM LOAN D COMMITMENT": The obligation of the Lender to make a term loan to the Borrower in the Term Loan D Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

     "TERM LOAN C COMMITMENT AMOUNT": As defined in Section 2.1(d).

     "TERM LOAN D COMMITMENT AMOUNT": As defined in Section 2.1(e).

     "TERM NOTE C": As defined in Section 2.3.

     "TERM NOTE D": As defined in Section 2.3.

     (b) The following terms defined in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

     "COMMITMENTS": The Revolving Commitment, the Term Loan A Commitment, the Term Loan B Commitment, the Term Loan C Commitment and the Term Loan D Commitment.

     "TERM NOTES: Term Note A, Term Note B, Term Note C and Term Note D.

     Section 2.2. NEW TERM LOANS.

     (a) A new Section 2.1(d) and a new Section 2.1(e) are hereby added to the Credit Agreement to read as follows:

     2.1(d)  TERM LOAN C. A term  loan  ("Term  Loan C") from the  Lender to the
Borrower on June 30, 2000 in the amount of $515,000.00 (the "Term Loan C Commitment Amount").

     2.1(e)  TERM LOAN D. A term  loan  ("Term  Loan D") from the  Lender to the
Borrower on June 30, 2000 in the amount of $300,000.00 (the "Term Loan D Commitment Amount").

     (b) Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     2.3 THE NOTES. The Advances on the Revolving Loan shall be evidenced by a single promissory note of the Borrower (the "Revolving Note"), substantially in the form of Exhibit 2.3(a) hereto, in the amount of the Revolving Commitment Amount originally in effect. Term Loan A shall be evidenced by a promissory note ("Term Note A"), substantially in the form of Exhibit 2.3(b) hereto, in an

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amount  equal  to the  Term  Loan A  Commitment  Amount.  Term  Loan B shall  be evidenced by a  promissory  note ("Term Note B"),  substantially  in the form of
Exhibit 2.3(c) hereto, in an amount equal to the Term Loan B Commitment Amount. Term Loan C shall be evidenced by a promissory note ("Term Note C"), substantially in the form of Exhibit 2.3(d) hereto, in an amount equal to the Term Loan C Commitment Amount. Term Loan D shall be evidenced by a promissory note ("Term Note D"), substantially in the form of Exhibit 2.3(e) hereto, in an amount equal to the Term Loan D Commitment Amount. The Lender shall enter in its ledgers and records the payments made on the Revolving Note, Term Loan A, Term Loan B, Term Loan C and Term Loan D and the amount of each Advance made and the payments made thereon, and the Lender is authorized by the Borrower to enter on a schedule attached to the Notes a record of such Advances and payments.

     (c) Section 2.4 of the Credit Agreement is hereby amended to add the following new sentences immediately before the last sentence of such Section 2.4:

     "Interest shall accrue and be payable on the unpaid balance of Term Note C at a floating rate equal to the Reference Rate plus 2.0% (the latter being the "Applicable Term C Margin"); PROVIDED, HOWEVER, that upon the happening of any Event of Default, then, at the option of the Lender, Term Note C shall thereafter bear interest at a floating rate equal to the sum of (a) the Reference Rate, plus (b) the Applicable Term C Margin, plus (c) 2%. Interest shall accrue and be payable on the unpaid balance of Term Note D at a floating rate equal to the Reference Rate plus 2.0% (the latter being the "Applicable Term D Margin"); PROVIDED, HOWEVER, that upon the happening of any Event of Default, then, at the option of the Lender, Term Note D shall thereafter bear interest at a floating rate equal to the sum of (a) the Reference Rate, plus (b) the Applicable Term D Margin, plus (c) 2%."

     (d) A new Section 2.6(d) and a new Section 2.6(e) are hereby added to the Credit Agreement to read as follows:

     2.6(d) REPAYMENT OF TERM LOAN C. Principal of Term Note C is payable as provided in Term Note C. Any prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Amounts so prepaid cannot be reborrowed.

     2.6(e) REPAYMENT OF TERM LOAN D. Principal of Term Note D is payable as provided in Term Note D. Any prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Amounts so prepaid cannot be reborrowed.

     Section 2.3. NEW EXHIBITS. Exhibit 2.3(d) and Exhibit 2.3(e) attached hereto are hereby incorporated by reference into and are made a part of the Credit Agreement as Exhibit 2.3(d) and Exhibit 2.3(e), respectively, attached thereto.

     3 CONTINUING OBLIGATION; REPRESENTATIONS. To induce the Lender to enter into this Amendment, the Borrowers represent and warrant to the Lender as follows:

     Section 3.1 CONTINUING OBLIGATION. Borrowers acknowledge and agree that they remain obligated for the payment of indebtedness evidenced and secured by the Credit Agreement and the other Loan Documents, and agree to be bound by and to perform all of the covenants and agreements set forth in said documents and instruments, as the same may be amended by this Amendment.

     Section 3.2 REAFFIRMATION OF REPRESENTATIONS. Borrowers hereby restate and reaffirm all representations, warranties and covenants contained in the Credit Agreement and the Loan Documents, the same as if such covenants, representations and warranties were made by Borrowers on the date hereof.

     Section 3.3 INTELLECTUAL PROPERTY. Borrowers represent and warrant that Borrowers possess or have the right to use all of the patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of their business, without known conflict with the rights of others.

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All  such  licenses,  patents,   trademarks,  trade  names,  service  marks  and
copyrights, and applications therefor, existing on the date hereof are listed on EXHIBIT A attached hereto.

     4. ACKNOWLEDGMENT OF SECURITY INTEREST. The Borrowers acknowledge that the Term Note C and Term Note D constitute an "Obligation" as that term is defined in Section 1(a) of the Security Agreement and that the Collateral described in the Security Agreement therefore secures the payment of the Term Note C and Term Note D in accordance with the terms of the Security Agreement.

     5. FEES AND EXPENSES. The Borrowers agree to pay or reimburse the Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees, and out-of-pocket disbursements of Lender's legal counsel) incurred by the Lender in connection with this Amendment and related documents.

     6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in two or more counterparts each of which shall be an original and all of which shall constitute but one and the same instrument.

     7. REFERENCES. All references to the Credit Agreement in any document or instrument are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Except as amended hereby, the provisions of the Credit Agreement shall remain unmodified and in full force and effect.

                  [Remainder of page intentionally left blank;
                             Signature pages follow]

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     IN WITNESS WHEREOF,  the parties hereto have caused this First Amendment to
Credit Agreement be executed as of the day and year first above written.


BORROWERS:
                                     POORE BROTHERS, INC.,
                                     a Delaware corporation

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------


                                     POORE BROTHERS ARIZONA, INC.,
                                     an Arizona corporation

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------


                                     POORE BROTHERS DISTRIBUTING, INC.,
                                     an Arizona corporation

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------


                                     TEJAS PB DISTRIBUTING, INC.,
                                     an Arizona corporation

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------


                                     WABASH FOODS, LLC,
                                     a Delaware limited liability company

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------

                                     BOULDER NATURAL FOODS, INC.,
                                     an Arizona corporation

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------


                                     BN FOODS, INC.,
                                     a Colorado corporation

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------

LENDER:
                                     U.S. BANK NATIONAL ASSOCIATION,
                                     a national banking association

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------

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                ACKNOWLEDGMENT AND CONSENT OF SUBORDINATED LENDER

     RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC., a Texas corporation ("RENAISSANCE") and WELLS FARGO SMALL BUSINESS INVESTMENT COMPANY, INC., a California corporation ("WELLS FARGO") hereby acknowledge and agree that Term Note C, Term Note D and any other loans, advances or other financial accommodations now or hereafter made by the Lender to any one or more of the Borrowers (collectively, the "ADDITIONAL CREDIT") shall constitute "Senior Debt" as that term is defined in (i) as to Renaissance, that certain Subordination Agreement (Debt and Security) dated October 3, 1999 by and between Renaissance and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC., a Minnesota corporation, predecessor in interest to U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "RENAISSANCE SUBORDINATION AGREEMENT"), and (ii) as to Wells Fargo, that certain Subordination Agreement (Debt and Security) dated October 3, 1999 by and between Wells Fargo and U.S. BANCORP REPUBLIC COMMERCIAL FINANCE, INC, a Minnesota corporation, predecessor in interest to U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "WELLS FARGO SUBORDINATION AGREEMENT"). Accordingly, Renaissance and Wells Fargo each hereby expressly acknowledge and agree that any obligation now or hereafter owed by any one or more of the Borrowers to either of Renaissance or Wells Fargo is and shall be subordinate to the Additional Credit in accordance with the terms and conditions set forth in the Renaissance Subordination Agreement or the Wells Fargo Subordination Agreement, as the case may be.


                                     RENAISSANCE CAPITAL GROWTH &
                                     INCOME FUND III, INC.

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------


                                     WELLS FARGO SMALL BUSINESS
                                     INVESTMENT COMPANY, INC.

                                     By
                                        ----------------------------------------
                                      Its
                                          --------------------------------------

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                                    EXHIBIT A

                              INTELLECTUAL PROPERTY


                                  See attached.